_________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 26, 2003

          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-57, Mortgage Pass-Through Certificates, Series 2003-57).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-103821                  95-4449516
          --------                  ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



           4500 Park Granada
           Calabasas, California                         91302
           ---------------------                       ---------
           (Address of Principal                      (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

       _________________________________________________________________

Item 5.  Other Events.
         ------------

On November 26, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-57. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of November 1, 2003, by and among the Company, Sellers, Master Servicer and the Trustee.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.


                                  By: /s/ Darren Bigby
                                     -----------------------------------
                                     Darren Bigby
                                     Vice President


Dated:  January 12, 2004

                                Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

99.1.       Pooling and Servicing Agreement,
            dated as of November 1, 2003, by
            and among, the Company, Sellers,
            Master Servicer and the Trustee.                              6